SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]

Filed by a party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           DRAGON PHARMACEUTICAL INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)


               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:
                                                                         -------

     2)   Aggregate number of securities to which transaction applies:
                                                                      ----------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                   -------------
     4)   Proposed maximum aggregate value of transaction:
                                                           -----------------
     5)   Total fee paid:
                           ----------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
                                  ------------------------------------
     2)   Form, Schedule or Registration Statement No.:
                                                        --------------
     3)   Filing Party:
                        ----------------------------------------------
     4)   Date Filed:
                      ------------------------------------------------

                           DRAGON PHARMACEUTICAL INC.
                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                            Telephone (604) 669-8817

To Our Shareholders:

     You are cordially invited to attend the annual meeting of the shareholders of Dragon Pharmaceutical Inc. to be held at 10:00 a.m. local time, on Friday, August 12, 2005 at our principal executive office located at 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9.

     At the meeting, you will be asked to:

     o elect five nominees as members of the Board of Directors to serve until their successors are elected and qualified;

     o    approve an amendment to our Certificate of Incorporation to eliminated
          Article VII which states a specified number of directors;

     o approve an amendment to Article II, Section 1 of our Bylaws to allow the Board of Directors to set the number of directors at not less than one and not more than eleven directors;

     o    approve the adoption of the 2005 Stock Option Plan; and

     o approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposals.

     We hope you plan to attend the annual shareholders' meeting. However, whether or not you plan to attend the meeting in person, in order that we may be assured of a quorum we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible.




                                            /s/ Yanlin Han
                                            ----------------------------
                                            Yanlin Han,
July 8, 2005                                Chairman of the Board

                           DRAGON PHARMACEUTICAL INC.
                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                            Telephone (604) 669-8817

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on August 12, 2005

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Dragon Pharmaceutical Inc. (the "Company"), a Florida corporation, will be held at our principal executive office located at 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9, on Friday, August 12, 2005 at 10:00 a.m. local time, for the purpose of considering and acting on the following proposals:

1. Elect five nominees as members of the Board of Directors to serve until their successors are elected and qualified;

2.   Approve an amendment to our  Certificate  of  Incorporation  to  eliminated
     Article VII which states a specified number of directors;

3. Approve an amendment to Article II, Section 1 of the Bylaws to allow the Board of Directors to set the number of directors at not less than one and not more than eleven directors;

4.   Adopt the 2005 Stock Option Plan; and

5. Approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposals.

     Only shareholders of record at the close of business on July 5, 2005, are entitled to receive notice of and to vote at the meeting. Shareholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the shareholder of record. Remember, your vote is important so please act as promptly as possible.

                                         By Order of the Board of Directors

July 8, 2005                             Maggie Deng, Secretary

                           DRAGON PHARMACEUTICAL INC.
                      1055 West Hastings Street, Suite 1900
                           Vancouver, British Columbia
                                 Canada V6E 2E9
                            Telephone (604) 669-8817
                             -----------------------
                                 PROXY STATEMENT
                             -----------------------

     We, Dragon Pharmaceutical Inc., (the "Company") are furnishing this proxy statement to you in connection with our 2005 annual meeting to be held on Friday, August 12, 2005, at 10:00 a.m. local time at our principal executive office located at 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9, and at any adjournment thereof.

     A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, accompanies this Proxy Statement. These proxy materials were first mailed to shareholders on or about July 8, 2005.

     At the annual meeting, shareholders will be asked to:

     o Elect the five nominees as members of the Board of Directors to serve until their successors are elected and qualified;

     o    Approve an amendment to our Certificate of Incorporation to eliminated
          Article VII which states a specified number of directors;

     o Approve an amendment to Article II, Section 1 of the Bylaws to allow the Board of Directors to set the number of directors at not less than one and not more than eleven directors;

     o    Adopt the 2005 Stock Option Plan; and

     o approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposals.

     The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time before the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Unless the context otherwise requires, all references to the "Company," "we," "us," and "our" refer to Dragon Pharmaceutical Inc. and its subsidiaries.

                              QUESTIONS AND ANSWERS
                          ABOUT THE MEETING AND VOTING

     The following are some questions that you, as a shareholder of Dragon, may have regarding matters being considered at the annual shareholders' meeting and the answers to those questions.

What is the purpose of the Annual Meeting?

     The purpose of the annual meeting is to allow you to vote on the matters outlined in the accompanying Notice of Annual Meeting of Shareholders, including the election of the directors.

Who is entitled to vote?

     Only shareholders of record at the close of business on July 5, 2005 (the Record Date), are entitled to vote at the meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees for director and FOR Proposals 2, 3, 4 and 5.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Who will count the vote?

     Our Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Trust Company of Canada, will count the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares. If you do not return your proxy card(s), your shares will not be voted.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company of Canada

(604) 661-9400), or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     There were 62,878,004 shares of common stock issued and outstanding as of the Record Date. Every shareholder is entitled to one vote for each share of common stock held.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote and attending the meeting. They may be present in person or represented by proxy. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What do I need to do now?

     After you have carefully read this proxy statement, indicate on your proxy card how you want your shares voted, then sign and mail the proxy card in the enclosed postage-prepaid return envelope marked "Proxy" as soon as possible so that your shares may be represented and voted at the meeting.

Can I change my vote after I have mailed my signed proxy card?

     Yes. There are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to our secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card. Third, you may vote in person at the meeting.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees who receive the plurality of votes will be elected as our directors. Proposals number 2 and 3 to amend our Certificate of Incorporation to eliminate
Article VII which states a specified number of directors and to amend Article II, Section 5 of the Bylaws to allow the Board of Directors to set the number of directors at not less than one and not more than eleven directors must be approved by holders owning a majority of our outstanding shares of common stock. The remaining proposals 4 and 5 to adopt the 2005 Stock Option Plan and adjourn the annual meeting for any permitted reason must be approved by the holders of a majority of the shares of common stock who appear in person or by proxy at the annual meeting and vote on the proposals.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. To approve Proposals 2 and 3, the affirmative votes of a majority of the shares outstanding is required and, therefore, an abstention is equivalent to a "no" vote. To approve Proposals 4 and 5, the affirmative votes of a majority of the shares present and voting at the annual meeting is required and, therefore, an abstention has no effect.

If my shares are held by a broker, will the broker vote my shares for me?

     Your broker will vote your shares according to the instructions you provide to your broker about how to vote. You should instruct your broker how to vote your shares in accordance with the directions your broker provides. If you do not instruct your broker how to vote, your broker will vote your shares if it has discretionary power to vote on a particular matter. Failure to provide instructions to your broker on items that the broker does not have discretionary power to vote will result in your shares not being voted.

How will we solicit proxies?

     The enclosed proxy is solicited on behalf of our board of directors. We will distribute this proxy statement and solicit votes. The cost of soliciting proxies, which will be conducted by mail, will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to shareholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and employees without additional compensation

Whom should I contact with questions or to obtain additional copies of this proxy statement?

         Dragon Pharmaceutical Inc.
         1055 West Hastings Street, Suite 1900
         Vancouver, British Columbia
         Canada V6E 2E9
         Attention: Secretary
         Telephone 1-877-388-3784

Stock Ownership of Directors, Executive Officers and Principal Shareholders

     The following table shows the amount of our common stock (symbol: TSE:DDD; OTCBB:DRUG; Berlin: DRP) beneficially owned (unless otherwise indicated) by each shareholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. Except as otherwise indicated, all information is as of _____, 2005.


                                                      Shares Beneficially Owned(1)
                                                  -----------------------------------
          Name & Address of Beneficial Owner            Number                Percent
          Zhibin Cai and Yu Fong Mei(2)                 1,899,000               9.2%
          18 Main Street
          Votian
          Hubei, China

          Arbora Portfolio Management(2)                1,062,500               5.2%
          Gartenstrasse 38
          Zurich, Switzerland

          Chow Tai Fook Nominee Limited (3)             7,050,000               34.2%
          DS Family Trust (3)
          Li & Fang Enterprises Ltd. (3)
          Chang Kuo Lung (3)
          Yukon Health Enterprises Limited (3)
          Kenny En Kai Ho (3)
          Yuang Chen Chu Kuo (3)
          Faith Equity Limited (3)
          Global Equities Overseas Limited (3)
          Goldpac Investments Partners Ltd. (3)
          Philip Pak Yiu Yuen ()
          c/o  Chow Tai Fook Nominee Limited
               31F New World Tower
               16-18 Queens Road Central, Hong Kong

          Hiu Min Liu                                   2,247,000               10.9%
          5 Lin Hui City
          Guan Zhen Lao Zheng Street
          Hunan, China

          Yanlin Han                                                                %
                                                        --------                ----
          Zhanguo Weng                                                              %
                                                        --------                ----
          Xuemei Liu                                                                %
                                                        --------                ----
          Yiu Kwong Sun                                                             %
                                                        --------                ----
          Alexander Wick                                575,000( )               2.8%

          All directors and executive officers as
             a group (7 persons)                               (4)                  %
                                                        -------                 ----
--------------
(1)  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners or publicly  available,  have sole investment and voting power with respect to
     such  shares,   subject  to  community   property  laws  where  applicable.
     Beneficial  ownership is  determined  in  accordance  with the rules of the
     Securities  and  Exchange  Commission  and  generally  includes  voting  or investment power with respect to securities. Shares of common stock subject to options or warrants  currently  exercisable,  or  exercisable  within 60 days,  are deemed  outstanding  for  purposes of computing  the  percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) We have been unable to obtain information regarding the identify of the principals and affiliates of Arbora Portfolio Management.

(3)  Base on Chow Tai Fook Nominee Limited's  Schedule 13D filed with the SEC on
     October 29, 2003 which was filed as a group. However, although the Chow Tai
     Fook has never filed an amendment to its Schedule 13D, Dragon has received a copy of an agreement signed by the Chow Tai Fook Schedule 13D group that it has been disbanded.

(4)  Includes options and warrants to acquire _____ shares of common stock.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides the number of Directors shall be no less than one nor more than five. The Board has fixed the authorized number of directors at five. The term of office for the directors elected at this meeting will expire at the next annual meeting of shareholders or until a director's earlier death, resignation or removal.

     During 2004, the Board of Director consisted of Messrs. Wick, Sun, Longbin Liu, Ken Cai and Philip Yuen. In connection with the acquisition of Oriental Wave in 2005, and Messrs. Liu, Cai and Yuen did not seek re-election.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the five nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The nominees for director are Mr. Yanlin Han, Mr. Zhanguo Weng, Ms. Xuemei Liu, Dr. Alexander Wick, Ph.D, and Dr. Yiu Kwong Sun, M.D. The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

     Mr. Yanlin Han, age 41, is the Chief Executive Officer and the Chairman of the Board of Director of Dragon, positions he assumed in January 2005. He has been the Chairman of Oriental Wave and responsible for the overall strategic planning and direction of Oriental Wave starting the date he founded the company. Mr. Han has over 20 years of experience in the pharmaceutical industry in many positions like material buyer, product sales and manager for state-own companies in China and has very extensive sales and production management experience in China. He founded his private company named Shanxi Tongling Pharmaceutical Company in 1994, which became the vehicle to acquire state own pharmaceutical companies through bankruptcy process or contractual management agreements. Mr. Han set up a joint venture with a large Indian pharmaceutical company to produce pharmaceutical intermediates with mass fermentation technology. Mr. Han also serves as the Vice-President of Shanxi Province Foreign Investment Enterprise Association and Vice-President of Datong City Trade Council. Mr. Han graduated from Shanxi Institute of Economic Management in 1986.

     Mr. Zhanguo Weng, age 50, had been a Director of the Company since January 2005. Mr. Weng is the Vice President, China Operation, a Director of Dragon and the Chairman of Oriental Wave, responsible for the overall daily operations of Shanxi Weiqida. Mr. Weng has over 25 years of experience in pharmaceutical industry including being the General Manager for Shanxi Tongzhen Pharmaceutical Co. Ltd. from August 1997 to January 2002 and Superintendent for Datong No. 2 Pharmaceutical Factory from June 1992 to August 1997. He graduated from the Business Administration faculty of Shanxi Broadcasting University in 1986 and has also participated the Senior Program of MBA (Pharmaceutical Line) of People's University of China for two years.

     Ms. Xuemei Liu, age 35 has been a Director of the Company since January 2005. Ms. Liu is currently the Chairman of Tera Science & Technology Development Co. Ltd. which engages in a wide range of investment projects in real estate development, coal trading and media and publishing industry. Prior to her present position as Chairman of Tera Science & Technology Development Co. Ltd., Ms. Liu was the vice general manager of Beijing Chemical Baifeng Investment Corporation Futures Broker Company from 1996 to 1999. Ms. Liu graduated from Beijing University with a Bachelor degree in 1996 and graduated from the Graduate School of the Chinese Academy of Social Sciences with a Master degree in 1998.

     Alexander Wick, Ph.D., age 66, is the President and a Director of Dragon and has been President since 2002 and a Director since 1998. Dr. Wick holds a doctorate degree in synthetic organic chemistry from the Swiss Federal Institute of Technology and has completed post-doctoral studies at Harvard University. He has had leading positions in the pharmaceutical research departments of F. Hoffmann-La Roche in the United States and Switzerland and Synthelabo in France (Director of Chemical Research and Development) for over 25 years in the field of antibiotics, prostaglandius, vitamins, cardiovascular CNS and AIDS. In 1995 he created the fine chemicals company Sylachim S.A., a 100% subsidiary of Synthelabo, active in chemical intermediates and API's for the world's largest pharmaceutical companies (turnover of over 100 million Euros) and was its President until its acquisition by the German conglomerate mg Technologies (Dynamit-Nobel GmbH) in 2001.

     Yiu Kwong Sun, M.D., age 61, has been a Director of Dragon since 1999. Dr. Sun graduated from the University of Hong Kong Faculty of Medicine in 1967. He is a Founding Fellow of the Hong Kong College of Family Physicians and a Fellow of the Hong Kong Academy of Medicine. Since 1995, he has served as the Chairman of the Dr. Sun Medical Centre Limited, which has been operating a network of medical centers in Hong Kong and China for the past 20 years. He is also the Administration Partner of United Medical Practice, which manages a large network of medical facilities throughout Hong Kong and Macau. Dr. Sun has been a member of the Dr. Cheng Yu Tung Fellowship Committee of Management of the University of Hong Kong Faculty of Medicine since 1997.

Recommendation of the Board

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

How are directors compensated?

     Directors are not routinely compensated for their services. However, from time to time, Board members are awarded stock options as determined by the Board. The exercise price of the options is based on the fair market value of the underlying shares of common stock at the time of grant. No directors receive any compensation during 2004. At a directors meeting held on January 12, 2005, Ms. Liu, Dr. Sun and Dr. Wick were granted options to purchase 200,000, 200,000, and 400,000 shares of common stock, respectively, at $1.18 per share which represented the closing per share price as of that date.

How often did the Board meet during fiscal 2004?

     The Board of Directors met five times during fiscal 2004. Drs. Wick and Sun attended all five meetings. Messrs. Han and Weng and Ms. Liu were appointed Directors in 2005.

What committees has the Board established?

     Audit Committee

     During 2004, the Company previously had an audit committee that consisted of Mr. Philip Yuen Pak Yin and Dr. Yiu Kwong Sun. During the latter part of 2004, Mr. Yuen resigned from the audit committee. In light of Mr. Yuen's resignation that left one remaining member, the audit committee's functions are now handled by the Board of Directors. Because of the Company's current size and limited access to potential directors, the Board of Directors does not have an Audit Committee financial expert within the meaning of Item 401 of Regulation S-B. The current Board intends to establish an audit committee consisting of only independent directors and in which one director will meet the requirements of financial expert.

     Compensation Committee

     The Company does not have a separate Compensation Committee. Those functions are handled by the entire Board of Directors.

     Nominations to the Board of Directors

     Under the Share Purchase Agreement with Oriental Wave, we appointed Mr. Yanlin Han, Mr. Zhanguo Weng and Ms. Xuemei Liu as directors of the Company on January 12, 2005. Currently, we do not have a nominating committee of the board and the board believes it is appropriate not to have such a committee as a result of the ability of the board, as a whole, to provide similar functions as to those that would otherwise be provided by a nominating committee.

     All of our directors participate in the consideration of director nominees. Candidates may come to the board's attention through current directors, management, shareholders or other persons. Candidates are evaluated at regular or special meetings of the board and may be considered at any point during the year. The board may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the board or management.

     We do not have a policy with regard to the consideration of any director candidates recommended by security holders. However, the board will review correspondence and other communications it receives from security holders and, therefore, is of the view that it is appropriate for us not to have such a policy. The board will consider candidates recommended by security holders and will do so upon their receipt of information that includes the candidates name and qualifications. The information can be delivered to Secretary of Dragon, 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9.

     In  accordance  with  Securities  Exchange  Commission   regulations,   the
following is the Audit Committee Report. Such report is not deemed to be filed with the Securities Exchange Commission.

     Audit Committee Report

     This section will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any other filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this information by reference, and will not otherwise be deemed filed under such Acts.

     The audit committee oversees the financial reporting process for us on behalf of the board of directors. In fulfilling its oversight responsibilities, the audit committee reviewed the annual financial statements included in the annual report filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with our quarterly reports.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the audit committee has discussed with the independent auditors their independence from us and our management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1. (Independence Discussions with Audit Committee).

     The audit committee has also met and discussed with our management, and our independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by us, and the selection of our independent auditors. In addition, the audit committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

     Pursuant to the reviews and discussions described above, the audit committee recommended to our board of directors that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2004, filed with the Securities and Exchange Commission.

                  By the Board of Directors
                  Mr. Yanlin Han, Mr. Zhanguo Weng, Dr. Yiu Kwong Sun, M.D, Dr. Alexander Wick, Ph.D and Ms. Xuemei Liu

     Report on Executive Compensation

     The Board has furnished the following report on Executive Compensation.

     Dragon has developed and implemented a compensation policy, plan, and program which attempts to enhance the profitability of Dragon, and thus shareholder value, by aligning closely the financial interests of Dragon executive officers with those of its shareholders. For Dragon, earnings per share growth and return on average shareholders' equity are critical elements in the establishment of long-term incentive programs. The process involved in the executive compensation determination for fiscal 2004 is summarized below.

     Compensation for each of the person named in the Executive Compensation Table consists of stock options. Other senior executives compensation consists of a base salary, an annual bonus, and stock option.

Long-term incentives of stock options.
-------------------------------------

     The Board has approved a Human Resources Policy that provides a framework to determine base salaries and annual bonuses after a subjective evaluation of various factors, including salaries paid to senior managers with comparable qualifications, experience, and responsibilities at other corporations, individual job performance, local market conditions, and the Boards perception of the overall financial performance of Dragon (particularly operating results), without considering specific performance targets or objectives, and without assigning particular weights to individual factors. As to executive officers other than the Chief Executive Officer, the Board also considers the recommendations made by the Chief Executive Officer.

         By the Board of Directors
         Mr. Yanlin Han, Mr. Zhanguo Weng, Dr. Yiu Kwong Sun, M.D, Dr. Alexander Wick, Ph.D and Ms. Xuemei Liu

Executive Officers of Dragon

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:

       Name               Position                            Age      Period
       ----               --------                           ----      ------

Yanlin Han                Chairman and Chief Executive        41       January 2005 - present
                          Officer

Dr. Alexander Wick        President                           66       September 2002 - present
                          Director                                     September 1998 - present

Zhanguo Weng              Vice President, China Operations    50       January 2005 - present

Maggie Deng               Chief Operating Officer             37       January 2005 - present

Garry Wong                Chief Financial Officer             34       January 2005 - present

James Harris              Vice President, Marketing and       49       January 2003 - present
                          Sales

Matthew Kavanagh          Secretary, Principal Financial      47       July 2001 - January 2005
                          and Accounting Officer


     Mr. Yanlin Han. See "Election of Directors."

     Dr. Alexander Wick. See "Election of Directors."

     Mr. Zhanguo Weng. See "Election of Directors."

     Ms. Maggie Deng is the Chief Operating Officer of the Company, holding bachelor degree from Tsinghua University in China. Ms. Deng has over 10 years of experience working in or with public companies as investment banker, mainly on IPOs and secondary offering for Chinese companies on domestic stock exchange as well as international ones. Ms. Deng was the senior manager of China International Capital Corporation, a Morgan Stanley joint venture investment banking firm in China, from 1998 to 2001. Ms. Deng moved to Canada in 2001 and held a position of Assistant to President in a start-up biotech company in Vancouver.

     Mr. Garry Wong, CFA is the Chief Financial Officer of the Company since January 2005. Prior to his current position, Mr. Wong served as our Executive Assistant to President and CEO from February 2002 to January 2005. Before joining the Company, Mr. Wong was a team member of the Global Mergers and Acquisitions Group at Nortel Networks since 1996. He managed and executed transactions consisted of acquisitions, divestitures, equity investments, spin-offs, public market listing and joint ventures, and occurred in Europe, North America, Asia and the Middle East. Mr. Wong is a Chartered Financial Analyst who received an International MBA degree from York University with double majors in Corporate Finance and Greater China studies and a Bachelor degree in Business Administration from University of Hong Kong.

     Mr. James Harris is the Vice President Marketing and Sales for the Company. Mr. Harris has over 22 years of experience within the above field in several capacities of increasing responsibility, working with various firms ranging from large multinationals to small generic companies. Mr. Harris spent eight years with Amgen most recently as a National Accounts Manager and ten years with Bayer in various sales and marketing capacities.

     Mr. Matthew Kavanagh, CA is the Director of Finance and Corporate Compliance and was the Principal Accounting and Financial Officer and Secretary of the Company. Mr. Kavanagh joined Dragon in July 2001 and brings 18 years experience as a Chartered Accountant in both public practice and industry. For the past eight years, Mr. Kavanagh has been the Controller and Senior Financial Officer for a publicly listed venture capital corporation and, most recently, for a private international auction and liquidation company.

     The following table sets forth the compensation for fiscal years 2004, 2003 and 2002 for our President. No other officers or directors received annual compensation in excess of $100,000 during any of the past three years.


                           SUMMARY COMPENSATION TABLE


                                   Annual Compensation                          Long Term Compensation
                           ------------------------------------  ------------------------------------------------------
                                                                          Awards               Payout
                                                                 -------------------------- ----------
                    Year     Salary   Bonus      Other Annual    Restricted   Securities    LTIP          All Other
                                                 Compensation    Stock        Underlying    Payout      Compensation
                                        ($)          ($)         Award(s)     Options (#)      ($)           ($)
                   --------------------------------------------  -------------------------- ----------------------------
Alexander Wick      2004     $0 (1)     -0-          -0-            -0-           -0-          -0-           -0-
President           2003     $0 (1)     -0-          -0-            -0-         200,000        -0-           -0-
                    2002     $0 (1)     -0-          -0-            -0-           -0-          -0-           -0-

(1) Dr. Wick was appointed President in September 2002. He is not paid for his services, but is reimbursed for expenses he incurs in the course of performing his duties for us. He received an option to purchase 200,000 shares of common stock at $0.68 per share in 2003.

Employment Agreements

     The Company has no employment agreements. Dr. Wick is not drawing a salary from the Company. In April 2003, Dr. Wick received options to acquire 200,000 shares of common stock at $0.68 per share. In addition, in January 2005, Dr. Wick received option to purchase 400,000 of Company shares at $1.18 for his services as an officer and director. Further, in January 2005, Ms. Deng and Mr. Wong each received option to purchase 200,000 shares of common stock at $1.18 per share.

Equity Compensation Plan Information

     The shareholders of the Company approved the share option plan at the Annual General Meeting held on December 18, 2001. There are currently 4,500,000 shares reserved under the plan. As of _____________, 2005, there were options to acquire ______________ shares of common stock outstanding.

     The following table provides aggregate information as of the end of the fiscal year ended December 31, 2004 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.

----------------------------------- -- ----------------------- -- ---------------------- -- -------------------------
                                                 A                          B                          C
                                       -----------------------    ----------------------    -------------------------
                                                                                              Number of securities
                                                                                            remaining available for
                                         Number of securities                                 future issuance under
                                         to be issued upon          Weighted-average          equity compensation
                                            exercise of             exercise price of           plans (excluding
                                        outstanding options,      outstanding options,       securities reflected in
        Plan Category                       and warrants              and warrants                 column A)
-----------------------------------    -----------------------    ----------------------    -------------------------
Equity compensation plans
approved by security holders                   1,749,000                  $2.36                   2,475,000

Equity compensation plans not
approved by security holders                           0                                                  0
----------------------------------- -- ----------------------- -- ---------------------- -- -------------------------
              Total                            1,749,000                  $2.36                   2,475,000
----------------------------------- -- ----------------------- -- ---------------------- -- -------------------------

Certain Relationships and Related Transactions

     During the past two fiscal years, we have been a party to transactions involving certain of our directors or executive officers. See also Notes 6, 8, 9, 13 and 19(a) to our Financial Statements for the year ended December 31, 2004.

     Dragon has entered into a verbal agreement with a company controlled by Dr. Ken Cai, one of the Company's former directors. During 2002 we paid $80,000 and during 2003, we paid $40,000 to Dr. Cai's company. The agreement was terminated in June 2003. Dr. Cai's company provided oversight and management services to Company for its operations in China.

     On October 6, 2000, we entered into an acquisition agreement with Alphatech Bioengineering to acquire its rights and technology relating to developing Hepatitis B vaccine through the application of genetic techniques on hamster ovary cells. Alphatech Bioengineering's Hepatitis B vaccine is in the development stage. Alphatech Bioengineering is jointly owned by Dr. Longbin Liu and Mr. Philip Yuen, two of the Company's former directors. On June 5, 2001, Dragon amended the agreement with Alphatech to allow Dragon to pursue additional options for the Hepatitis B Vaccine project. Under the terms of the amended agreement, Dragon would explore different options for the Hepatitis B Vaccine project including, but not limited to, joint venture partnerships, establishing a production facility, and selling the project to a third party.

     In the event that Dragon did not find an option regarding the Hepatitis B Vaccine project suitable to Dragon within nine months from the date of the Amended Agreement, Dr. Longbin Liu, one of the principals of Alphatech, would repurchase the Hepatitis B Vaccine project for $4.0 million, which was the purchase price that Dragon originally paid to Alphatech, and assume operational development. Dr. Liu was the President and CEO of Dragon at the time of both transactions. Dragon decided not to pursue the project and Dr. Liu demanded to repurchase the project on the agreed terms. Dr. Liu has paid Dragon

$500,000 with the balance of $3.5 million, plus interest accruing at 6% per annum from September 2002, due September 5, 2003. Dr. Liu did not pay the remaining balance of $3.5 million on the due date of September 5, 2003. As a result of the non-payment, Dragon began legal action to collect the money.

     During fiscal year 2000, Dragon paid $400,000 to Guanzhou Recomgen Biotech Co. Ltd. ("Guanzhou Recomgen"), a company incorporated in China, for the funding of its TPA research and development programs with the intention of acquiring the technology. Guanzhou Recomgen is controlled by Dr. Longbin Liu. Subsequent to the year-end, due to financial market and economic conditions, the Company decided not to proceed with the funding and the acquisition. In accordance with the agreement, Guanzhou Recomgen refunded the $400,000 to Dragon during fiscal 2002.

     We have entered into a Patent Development Agreement dated January 14, 2002 with Dr. Longbin Liu and Novagen whereby we have the first right to select and acquire one patent resulting from the discover of a new gene or protein. In consideration of the right under the Patent Development Agreement, we paid Dr. Liu and Novagen $500,000 in the aggregate and warrant to purchase 1,000,000 shares of our common stock at an exercise price of $2.50 per share. The $500,000 will be refunded and warrant will be cancelled if no patent applications have been filed by January 14, 2005.

     The Company has entered into a Project Development Agreement with Dr. Liu dated January 14, 2002 whereby Dr. Liu has agreed to conduct the research and development of G-CSF and Insulin for Dragon. Dragon will make payment for the development of G-CSF as follows: (i)$500,000 to be provided at the commencement of the research in the G-CSF Project; (ii) $500,000 to be provided when cell-line and related technology is established and animal experimentation commences in the G-CSF Project; (iii) $300,000 to be provided when a permit for clinical trials for G-CSF has been issued by the State Drug Administration of China ("SDA"); (iv) $200,000 to be provided when a new drug license for G-CSF is issued to Dragon by the SDA and (v)$500,000 to be paid as a bonus if the SDA issues the new drug license for G-CSF to Dragon before January 14, 2005.

     Dragon will make payment for the development of Insulin as follows: (i) $750,000 to be provided by at the commencement of the research in the Insulin Project; (ii) $750,000 to be provided when cell-line and related technology is established and animal experimentation commences in the Insulin Project; (iii) $300,000 to be provided when a permit for clinical trials for Insulin has been issued by the SDA; (iv) $200,000 to be provided when a new drug license for Insulin is issued to Dragon by the SDA and (v) $500,000 to be paid as a bonus if the SDA issues the new drug license for Insulin to Dragon before January 14, 2005.

     For both the G-CSF and Insulin Projects: (i) If Dragon elects to cease development of the project it will forfeit any payments made and lose ownership of the Project, but it will not be obligated to make any further payments toward the Project; and (ii) if an application for permit for clinical trials is not submitted within three years with respect to the G-CSF Project by or four years with respect to the Insulin Project or if the SDA rejects the Project for technical or scientific reasons or if development of the project is terminated by Dr. Liu, then the Dr. Liu will refund to Dragon all amounts paid, without interest or deduction, with respect to the Project within six months.

     During 2002, Dragon paid a total of $1,500,000 and $500,000 towards the Insulin and G-CSF Projects, respectively. Dragon has paid an additional $100,000 to a company controlled by Dr. Liu to produce Insulin samples for drug registration purposes. No payments were made by Dragon in 2003 under the Project Development Agreement.

     On November 2003, we filed a complaint against Dr. Liu, our former Director and Chairman, for payment of $3,500,000, plus interest calculated at 6% per annum, due on September 5, 2003, pursuant to the terms of the Acquisition Agreement related to Hepatitis B Vaccine Project entered into by us and Dr. Liu on October 6, 2000, as amended on June 5, 2001.

     On April 4, 2004, we entered into a comprehensive settlement with Dr. Liu and Novagen, a company controlled by Dr. Liu, to settle the amount owed to us by Dr. Liu as a result of his acquisition of the Hepatitis B Project. The settlement agreement provides that the Hepatitis B Project and Patent and Project Development agreements dated January 14, 2002, as amended, have been cancelled. Further, pursuant to the settlement agreement, the G-CSF, Insulin and Hepatitis B Projects, including rights of ownership and development obligations would revert to Dr. Liu.

     In exchange, Dr Liu agreed to pay us $3,710,000 in principal and interest owing under the Hepatitis B Project as well as reimburse us $1,330,000 that had been paid previously under the Patent and Project Development agreements. All amounts were due on December 31, 2004 and Dr. Liu has agreed to provide 2,600,000 common shares of the Company, to be held in escrow, as security for the amounts owing. The warrants granted to Dr. Liu under the Patent Development agreement were also cancelled. Pursuant to the settlement agreement 2,200,000 common shares of the Company were placed in escrow. Finally, as part of the settlement agreement each party agreed to mutually release the other party for any prior claims against each other.

     Dr. Liu failed to pay us the amounts due on December 31, 2004. The Company has foreclosed on Dr. Liu's 2,231,000 shares of common stock that were pledged as security and will cancel the shares. After foreclosing on such shares, the balance owe to us by Dr. Liu amounts to approximately $2.48 million and we are currently considering what further actions we may take against Dr. Liu.

                       PROPOSAL 2 - AMENDMENT TO DRAGON'S
                    CERTIFICATE OF INCORPORATION TO ELIMINATE
               ARTICLE VII WHICH SPECIFIES THE NUMBER OF DIRECTORS

     The Board of Directors has approved and recommends that the shareholders approve an amendment to our Certificate of Incorporation to remove Article VII which sets forth the number of directors to be more than one and less than five. As discussed in Proposal 3, Board is seeking shareholder approval to amend the Company's Bylaws to set forth the range in number of directors between one and eleven with the exact number to be determined by the Board of Directors within this range.

     The primary purpose of this amendment to our Certificate of Incorporation is to allow flexibility when choosing the number of directors for the Company as set forth in our Bylaws instead of our Certification of Incorporation. This will allow the Board more flexibility in choosing the number of directors we feel is needed to advise the management on the Company's business plan and objectives.

     If this Proposal 2 is adopted by the shareholders, Article VII of the Certificate of Incorporation will be removed and the number of Directors will be set in accordance with the Company's Bylaws. A copy of Article VII to be deleted is Attached as Exhibit A.

Recommendation of the Board

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REMOVE ARTICLE VII WHICH STATES A SPECIFIED NUMBER OF DIRECTORS.

                      PROPOSAL 3 - AMENDMENT TO THE BYLAWS

     We are recommending that a new provision of our Bylaws to provide for a range of the number of directors from one to eleven with the exact number of directors is set by the Board.

     As previously discussed in Proposal 2, the primary purpose of this amendment to our Bylaws is to allow flexibility when choosing the number of directors for the Company as set forth in our Bylaws instead of our Certification of Incorporation. This will allow the Board more flexibility in choosing the number of directors we feel is needed to advise the management on the Company's business plan and objectives. If Proposals 2 and 3 are approved, it is the intent of the Board to seek additional independent members to the Board. However, at this time, we do not have any agreements or understandings with any persons to subsequently serve on the Board of Director. A copy of the proposed amendment is attached hereto as Exhibit B.

     If Proposal 2 is not approved, but Proposal 3 is approved, we will not adopt Proposal 3.

Recommendation of the Board

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE BYLAWS TO CHANGE THE NUMBER OF DIRECTORS TO BE A MINIMUM OF ONE
(1) DIRECTOR BUT NO MORE THAN ELEVEN (11).

     PROPOSAL 4 - RATIFICATION OF THE APPROVAL OF THE 2005 STOCK OPTION PLAN

     You are being asked to ratify the approval of the 2005 Stock Option Plan (the "2005 Plan"). Under the 2005 Plan, options to acquire up to _______ shares of common stock may be granted to the Company's directors, officers, employees and consultants. The Board of Directors believes that stock options are an important component of our overall compensation and incentive strategy for employees, directors, officers and consultants. We are committed to broad-based participation in the stock option program by employees at all levels and by directors, officers and consultants. We believe that the stock option program is important in order to maintain our culture, employee motivation and continued success.

Description of the 2005 Plan

     Structure. The 2005 Plan is a discretionary option grant program under which eligible individuals in the Company's employ or service as directors, officers, or consultants may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in the Company. The principal features of the program are described below.

     Administration. The Board of Directors, or if created, the Compensation Committee of the Board of Directors, will serve as the Plan Administrator with respect to the 2005 Plan. The term "Plan Administrator" as used in this summary means the Board of Directors and any appointed committee acting within the scope of its administrative authority under the 2005 Plan. The Plan Administrator has the authority to interpret the 2005 Plan and the rights underlying any grants made subject to the 2005 Plan. Any decision or action of the Plan Administrator in connection with the 2005 Plan is final and binding.

     Eligibility. Employees, directors, officers, and consultants in the service of the Company or any parent or subsidiary corporation (whether now existing or subsequently established) are eligible to participate in the 2005 Plan. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The shares issuable under the 2005 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased in the open market. In addition, shares subject to any outstanding options under the 2005 Plan that expire or terminate prior to exercise will be available for subsequent issuance.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2005 Plan will be evidenced by an option agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2005 Plan shall terminate later than ten years after the date of grant subject to the following provision.

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the fair market value of the shares on the date of grant. The Plan Administrator, may, at its discretion, issue options to purchase common stock at an exercise price less than fair market value.

     Payment for shares purchased pursuant to the 2005 Plan may be made by cash or check. The Administrator may allow other forms of payment by (i) surrender of shares of the Company owned by the optionee more than six months, or that were obtained by the optionee on the open market, (ii) cancellation of indebtedness of the Company to the Participant, (iii) through a "same day sale" commitment from the optionee and a broker-dealer that is a member of the National
Association of Securities Dealers (a "NASD dealer") whereby the optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company, (iv) a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Company or (vi) "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the optionee, only the optionee, his or her guardian or legal representative may exercise an option. However, the Plan Administrator may provide for transfer of an option without payment of consideration to designated family members and certain other entities specified in the 2005 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Employment. If optionee's employment is terminated, vested stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the option agreement. If an employee continues service to the Company after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor or work performed in a similar capacity.

     Retirement, Death or Permanent Disability. If an optionee under the 2005 Plan ceases to be an employee of the Company due to retirement, the optionee may exercise the option within the maximum term of the option as it existed on the date of retirement. If an optionee becomes permanently and totally disabled or dies while employed by the Company or its subsidiary, vested options may be exercised by the optionee, the optionee's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within one (1) year after the termination of employment resulting from the disability or death, but in no event after the expiration of the option as set forth in the option agreement.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that an optionee has committed an act of misconduct, the Plan Administrator may suspend the optionee's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines an optionee has committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty; or deliberate disregard of the Company's rules; or makes an unauthorized disclosure of any Company trade secret or confidential information; or engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the optionee nor his or her estate shall be entitled to exercise any option whatsoever. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

General Provisions

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding option upon payment to the Participant of adequate consideration as specified in the 2005 Plan. The Plan Administrator may also accelerate the time within which each outstanding option may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding options.

     In the event a change of control of the Company, as defined in the 2005 Plan, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 50% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2005 Plan and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder.

     Shareholder Rights. No optionee will have any shareholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board may amend, suspend or terminate the 2005 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding options without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the shareholders even if such approval is not expressly required by the 2005 Plan or by law.

     Unless sooner terminated by the Board, the 2005 Plan will in all events terminate on __________, 2015. Any options outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

     Other Provisions. The option agreements may contain such other terms, provisions and conditions not inconsistent with the 2005 Plan as may be determined by the Board or the Plan Administrator.

Income Tax Consequences of Options Granted Under the 2005 Plan

     Because we do not intend to issue any options to any United States citizen or resident, no United States discussion is included.

Accounting  Treatment

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the 2005 Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

Recommendation of the Board

     THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPROVAL OF THE 2005 STOCK OPTION PLAN.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS.

     Ernst & Young LLP served as our independent accountants for the years ended December 31, 2004, and 2003, and during the course of that fiscal year they were not engaged by us to provide non-audit services. During the year ended December 31, 2004, and 2003, the following fees were paid for services provided by Ernst & Young.

     Audit Fees. The aggregate fees paid for the annual audit of our financial statements included in our Annual Report for the years ended December 31, 2004, and 2003 and the review of our quarterly reports for such years, amounted to approximately $80,000 and $70,000, respectively.

     Audit Related Fees. For the years ended December 31, 2004, and 2003, we paid $5,000 and $Nil for fees to Ernst & Young for other audit related fees.

     Tax Fees. For the years ended December 31, 2004, and 2003, we paid no fees to Ernst & Young for tax services.

     All Other Fees. For the years ended December 31, 2004, and 2003, we paid no fees to Ernst & Young for any non-audit services.

Approval of Audit and Non-Audit Services of Independent Accountants

     The full Board of Directors serves as the Audit Committee. The Board of Directors approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees in the fiscal year 2004. The Board of Directors pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The independent accountants and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. No non-audit services were provided by our independent accountant in 2004. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.


                            PROPOSALS OF SHAREHOLDERS

     To be considered for inclusion in Dragon's Proxy Statement and form of proxy for next year's annual meeting, shareholder proposals must be delivered to the Secretary of Dragon, 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9, no later than 5:00 p.m. on ________________. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if Dragon (a) receives notice of the proposal before the close of business on ____________, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on ________________.

     Notices of intention to present proposal at the 2005 Annual Meeting should be addressed to Dragon, 1055 West Hastings Street, Suite 1900, Vancouver, British Columbia V6E 2E9, Attention: Secretary. Dragon reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                          ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, including audited financial statements, was mailed to the shareholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. The Form 10-K and all other periodic filings made with the Securities and Exchange Commission are available on the Company's website at www.dragonbiotech.com.

                       WHERE YOU CAN FIND MORE INFORMATION

     Dragon files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Dragon files at the Commission's public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxy and information statements and other information regarding Dragon are available.

                                 OTHER BUSINESS

     Dragon does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted by the proxy holders in accordance with their best business judgment.

                                        By Order of the Board of Directors


                                        /s/ Maggie Deng
                                        --------------------------------
                                        Maggie Deng, Secretary

                                    EXHIBIT A

     If Proposal No. 2 is adopted, the following Article VII will be deleted:

                                   ARTICLE VII

     The number of Directors of this corporation shall be at least one (1) and no more than five (5).

                                    EXHIBIT B

     If Proposal 3 is adopted, the following Section 1 - NUMBER AND TERM OF OFFICE, Article II of the Company's Bylaws will adopted.

     "The Board of Directors of the Corporation shall consist of not less than one (1) nor more than eleven (11) directors, as determined by the Board of Directors of the Corporation. Each director (whenever elected) shall hold office until his or her successor shall have been elected and qualified unless he or she shall resign or his or her office shall become vacant by his or her death or removal. Directors need not be residents of the State of Florida or shareholders of the Corporation."

ANNUAL MEETING OF SHAREHOLDERS OF

Dragon Pharmaceutical, Inc. (the "Company")

TO BE HELD AT     Suite 1900, 1055 West Hastings Street
                  Vancouver, B.C. V6E 2E9


ON  FRIDAY, AUGUST 12, 2005, AT 10:00 AM

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, Mr. Han, a Director of the Company, or failing this person, Maggie Deng, Secretary of the Company, as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Annual Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Annual Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the common stock of the Company registered in the name of the Registered Shareholder as specified herein.

Proposals (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement.)

1. To elect five nominees as members of the Board of Directors to serve until their successors are elected and qualified. Nominees:

     Yanlin Han   Zhanguo Weng    Xuemei Liu   Alexander Wick   Yiu Kwong Sun

           FOR ALL NOMINEES
     ------
                                         AGAINST             ABSTAIN
                                  ------               ------

     (Instruction: To withhold authority to vote for any individual nominee, strike a line through his name in the list above.)

2.   To approve an amendment to our Certificate of  Incorporation  to eliminated
     Article VII which states a specified number of directors.

                   FOR                     AGAINST             ABSTAIN
            ------                   ------              ------

3. To approve an amendment to Article II, Section 1 of the Bylaws to allow the Board of Directors to set the number of directors at not less than one and not more than eleven directors.

                   FOR                     AGAINST             ABSTAIN
            ------                   ------              ------

4.   To adopt the 2005 Stock Option Plan.

                   FOR                     AGAINST             ABSTAIN
            ------                   ------              ------

5. To approve the adjournment of the annual meeting for any permitted reason, including, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the annual meeting to approve the proposals.

                   FOR                     AGAINST             ABSTAIN
            ------                   ------              ------

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Annual Meeting.

SIGN HERE:
           ---------------------------------------------------------------------
Please Print Name:
                   -------------------------------------------------------------
Date:
                   -------------------------------------------------------------
Number of Shares
Represented by Proxy:
                      ----------------------------------------------------------

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

                      INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Board of Directors of the Company.

2. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by the proxyholder.

4. A Registered Shareholder who wishes to attend the Annual Meeting and vote on the proposals in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Shareholder who is not able to attend the Annual Meeting in person but wishes to vote on the proposals, may do so by dating and signing the proxy card.

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a proposal that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person. To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

================================================================================
To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:
================================================================================

                      Computershare Trust Company of Canada
                   Proxy Dept. 100 University Avenue 9th Floor
                             Toronto Ontario M5J 2Y1

================================================================================
Fax: Within North American: 1-866-249-7775 Outside North America: (416) 263-9524
================================================================================